J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Sustainable Municipal Income ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated July 3, 2024

to the current Prospectus

Effective immediately, the following language will be added as the last paragraph in the “More About the Fund — ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES — Additional Investment Strategies” section of the Fund’s Prospectus:

The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The use of CPI-U swaps is not a principal investment strategy of the Fund.

Effective immediately, within the “More About the Fund — Investment Risks” section of the Fund’s Prospectus, the following risk is added:

CPI-U Strategy Risk. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-SMI-ETF-724